UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 24, 2012

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

301 S. Tippecanoe Avenue San Bernardino, California	92408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 733-5000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As of September 30, 2012, we had the ability and right to pay restricted payments, including dividends, of up to $15.5 million.

On December 24, 2012, we declared a $5.0 million dividend to La Cadena Investments, our sole shareholder. The dividend was authorized and approved by our Board of Directors. The dividend was paid to La Cadena Investments on December 27, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ David J. Harris

By:	David J. Harris Senior Vice President - Finance and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)

Date: December 28, 2012